PAX WORLD BALANCED FUND, INC.

Supplement dated August 15, 2000 to
Prospectus and Statement of Additional Information dated May 20, 1999

          On August 7, 2000, the Fund changed its name from "Pax World Fund, Incorporated" to "Pax World Balanced Fund, Inc."

          On July 1, 2000, the law firm of Kurzman Karelsen & Frank, LLP ("KKF") succeeded Bresler Goodman & Unterman, LLP ("BGU") as general counsel to the Fund as a result of the merger of the practices of Lee D. Unterman (Secretary to the Fund) and Kevin J. Lake, formerly of BGU, into KKF.